MAINSTAY FUNDS TRUST

MAINSTAY HIGH YIELD OPPORTUNITIES FUND

Supplement dated November 4, 2016 to the Summary Prospectus

and Prospectus, each dated February 29, 2016, as supplemented

At a meeting held on November 1-2, 2016, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay High Yield Opportunities Fund (the “Fund”) by MainStay High Yield Corporate Bond Fund (the “Acquiring Fund”), a series of The MainStay Funds, in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Fund (the “Reorganization”).

The Reorganization does not require shareholder approval and you are not being asked to vote on the Reorganization. In December, shareholders who own shares of the Fund as of the record date will receive an Information Statement/Prospectus containing further information regarding the Acquiring Fund and the Reorganization which is scheduled to take place on or about February 17, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE